                                                                    Exhibit 99.2



               STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Steven M. Billick, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Pioneer-Standard Electronics, Inc., and, except as corrected or supplemented in a subsequent covered report:

     - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's Audit Committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     - Form 10-K Annual Report pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934 for the fiscal year ended March 31, 2002 of Pioneer-Standard Electronics, Inc.

     - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Pioneer-Standard Electronics, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     -    any amendments to any of the foregoing.


 /s/ Steven M. Billick             8/9/2002         Subscribed and sworn to
---------------------------------------------       before me this 9th day
Steven M. Billick                   (Date)          of August 2002.
Executive Vice President and
Chief Financial Officer

                                                    /s/  Nancy E. Hoyt
                                                    ----------------------
                                                    Notary Public

                                                    My Commission Expires:
                                                    October 31, 2005
                                                    ----------------------





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